Exhibit 99.1

SallieMae SM

SLM CORPORATION

Q2 2012 Investor Presentation

AUGUST 6, 2012

Forward-Looking Statements; Non-GAAP Financial Measures

SallieMae SM

The following information is current as of August 6, 2012 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 (the —2011 Form 10-K ), the Company’s second quarter Form 10-Q and subsequent reports filed with the Securities and Exchange Commission (the —SEC ) .

This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our opinions, beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A —Risk Factors and elsewhere in the 2011 Form 10-K, the Company’s second quarter Form 10-Q and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.

The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see —Core Earnings Definition and Limitations in the Company’s second quarter Form 10-Q for a further discussion and a complete reconciliation between GAAP net income and core earnings.

2

SLM Corporation

SallieMae SM

SLM Corporation Overview Page 4

The U.S. Student Loan Market Page 11

Credit Quality Page 19

Servicing: A Competitive Advantage Page 28

Funding Diversity and Liquidity Page 32

Risk-Adjusted Capitalization Page 43

FFELP ABS Appendix Page 46

Private Education Loan ABS Appendix Page 51

SLM Appendix Page 73

3

SLM Corporation Overview

SallieMae SM

4

SLM Corporation

SallieMae SM

#1 saving, planning and paying for education

company with 40-years of leadership in the

education lending market

#1 servicer and collector of student loans in the

U.S. for FFELP 1 and Private Education Loans

Serving 25 million unique customers, as of June

30, 2012

Servicing for third parties, including 3.8 million

loans for the Department

of June 30, 2012

Fully independent private sector company with

scale and a broad franchise, traded on the

NASDAQ (ticker: SLM)

$169 billion student loan portfolio, 78% of which

is insured or guaranteed, as of June 30, 2012

1	Federal Family Education
5

SallieMae

## A Brief Corporate History

| SLM Corporate Debt Ratings | | | |
|---|---|---|---|
| | Moody's | S & P | Fitch |
| Long-Term | Ba1 | BBB- | BBB- |
| Short-Term | Not-Prime | A-3 | F3 |
| Outlook | Stable | Stable | Stable |

As of June 30, 2012

| Loan Portfolio | | |
|---|---|---|
| Loan Type | $billions | % |
| FFELP Loans | $132.8 | 78% |
| Private Education | $36.5 | 22% |
| Total Portfolio | $169.3 | 100% |

As of June 30, 2012
Net of provision

**1965**
- Congress creates the Guaranteed Student Loan Program, currently known as FFELP

**1972**
- Congress establishes, as a GSE, the Student Loan Marketing Association or "Sallie Mae"

**1996**
- Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created

**2004**
- GSE dissolved… SLM Corporation becomes a fully independent, private sector corporation

**2008**
- Challenging economy; U.S. Government support of FFELP, private education lending curtailed

**2009**
- SLM wins 5 year contract to service for US Dept Education
- Smart Option private loan introduced

**2010**
- FFELP eliminated in legislative reform July 2010
- SLM acquires $25 billion FFELP portfolio from Student Loan Corporation

6

SallieMae SM

Q2 12 —Core *

($ millions, except per share amounts) Q2 12 Q1 12 Q2 11

EPS (Reported) $0.49 $0.55 $0.48

Net Income $243 $284 $260

Net Interest Income $655 $732 $761

Loan Loss Provision $243 $253 $291

Fee and Other Income—Excluding Debt Repurchase Gains $192 $198 $193

Debt Repurchase Gains $20 $37 $0

Operating Expenses $239 $262 $268

Tangible Capital Ratio(1) 2.4% 2.4% 2.3%

Average Student Loans $172,436 $174,942 $180,783

Credit performance continues to improve year over year

Strong loan growth with high credit quality

Purchased FFELP portfolios totaling $1.9 billion

(1) The —Tangible Capital Ratio is total intangible GAAP assets divided equity by tangibleless assets (defined goodwill as total assets and less goodwill and acquired intangible assets).

*	For a GAAP to —Core Earnings reconciliation, see slide 74
7

SallieMae SM

Consumer Lending Segment Earnings Detail —Core

($ millions) Q2 12 Q1 12 Q2 11

Private Originations $321 $1,160 $264

Average Private Education Loans $37,543 $37,749 $36,784

Net Interest Income after Provision—Private $187 $190 $136

Net Interest Margin—Private Education (1) 4.14% 4.26% 4.05%

Operating Expenses $64 $69 $73

OpEx Annualized as a % of Average Private Education Loans 0.69% 0.73% 0.80%

Net Income $85 $84 $49

(1) Includes non-GAAP adjustments of 0.11%, 0.13%, and 0.05%, respectively, related to the accounting for derivative instruments.

8

FFELP Loan Segment Earnings Detail —Core

SallieMae SM

($ millions) Q2 12 Q1 12 Q2 11

Average FFELP Loans $134,893 $137,193 $143,999

Net Interest Income after Provision—FFELP (1) $228 $286 $342

Net Interest Margin—FFELP(2) 0.70% 0.85% 0.98%

Operating Expenses $181 $185 $192

OpEx Annualized as a % of Average FFELP Loans 0.54% 0.54% 0.53%

Net Income $44 $80 $108

(1)As a result of the recently completed Special Direct Consolidation Loan Initiative, net interest income was reduced by the acceleration of $50 million of non-cash loan premium amortization and the FFELP student loan spread was reduced by 15 basis points.

(2)Includes non-GAAP adjustments of (0.30%), (0.27%), and (0.32%), respectively, related to the accounting for derivative instruments.

Three Aspects of the SLM Business Model

SallieMae SM

Largest originator of Private Education Loans

Consumer Lending Significant long term value

High quality loan originations growing in double digits

Growing net income

Businesses include loan servicing and collections for Department of

Education, payment processing for colleges and universities and 529 plan servicing

Business Services Attractive fee business with little capital required & high return on equity

ABS servicing cash flows are super senior

Opportunities exist to expand services provided, including industry consolidation

Efficient cost structure and top performer

Existing portfolios generating substantial income and cash flow

FFELP Loan Portfolio Residuals stable due to minimal credit and interest rate risk

Actively seeking to acquire additional FFELP loan portfolios

The U.S. Student Loan Market

SallieMae SM

Favorable Student Loan Market Trends

SallieMae SM

Higher Education Enrollment (millions)

22.8 23.0 22.2 22.5 21.6 22.0 21.3 20.7 20.7 20.9 20.4 20.6 19.1 18.2

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Source: U.S. Department of Education, National Center for Education Statistics, 1990 through 2009 Integrated Postsecondary Education Data System, “Fall Enrollment Survey” (IPEDS-EF:90–99), Spring 2001 through Spring 2010; and Enrollment in Degree-Granting Institutions Model, 1980–2009.

Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2010 onward

Federal Student Loan Origination Volume ($ billions)

147.8

124.3 131.6 139.4

116.1

104.3

94.5

75.8

64.4

2007 2008 2009 2010 2011 2012 2013 2014 2015

Source: President’s2012 Budget. Net commitments by fiscal year

Note: Excludes consolidation volume

Annual Cost of Education ($ thousands)

Public Private

$38.6

$32.3 $34.2 $35.5 $37.0

$26.1 $27.5 $28.7 $30.5

17.1

10.5 11.4 12.1 12.8 13.6 14.4 15.2 16.2

2004 2005 2006 2007 2008 2009 2010 2011 2012

Source: Trends in College Pricing.© 2011 The College Board,. www.collegeboard.org,

Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;

enrollment-weighted

Relationship Between Higher Education, Income and Employment

100,000 14%

90,000 Average annual income

12%

80,000 Unemployment

70,000 10%

60,000

8%

50,000

6%

40,000

30,000 4%

20,000

2%

10,000

0 0%

Less than H.S. High school Some college Associate Bachelor’s Master’s Doctorate Professional

Source: U.S. Census Bureau, Current Population Survey, 2011 Annual Social and Economic Supplement.

Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Quarter

IV 2011 Represents unemployment for civilian non-institutional population over age 25.

College Grads Experience Lower Levels of Unemployment

SallieMae SM

12.0%

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

Total Unemployment Rate Unemployment Rate with a Bachelor’s Degree or Higher

Source: U.S. Department of Labor, Bureau of Labor Statistics as of 06/30/2012

SallieMae SM

SLM Private Education Loan Originations

$1,400 50%

$1,200

30%

$1,000

10%

millions $800

in $600

$ -10%

$400

-30%

$200

$0 -50%

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Originations Year over Year Growth

SallieMae SM

SLM’s Private

Private Education Loan Portfolio Characteristics

$36 billion portfolio

22% of SLM’s total student loan

Approximately 63% of portfolio has a cosigner, typically a parent

Loans originated since 2009 are approximately 90% cosigned with average FICO scores above 740

Higher education loans typically non-dischargeable in bankruptcy

Integrated underwriting, servicing and collections

As of June 30, 2012

SallieMae SM

SLM’s Private

Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school

Interest Only—Requires interest only payment during in-school period

Fixed Repayment—Requires $25 monthly payments during in-school period

Deferred Repayment Allows the customer to defer payments while in-school

Variable and Fixed Interest Rate Options

Repayment term is driven by cumulative amount borrowed and grade level

Full communication with customers during in-school period

Full collection activities are employed at both the customer and cosigner level

All loans are certified by the school’s financial aid office to help ensure that customers borrow no more than the cost of attendance

SallieMae

## Role of Private Education Loan

- Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
- Estimates for academic year 2011-12 project that 20 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of which is funded by private education loans
- Assuming Federal Loans and Grants remain constant – a 4% increase in the cost of education would result in a $17 billion incremental funding requirement for students and families

### Cost of College (Based on a Four-Year Term)



AY 2000-2001
AY 2010-2011
Cost of attendance gap
$112,240
$95,115
$17,125
$42,600
$25,475
$17,125
Cost of attendance gap
$147,960
$116,960
$31,000
$64,600
$33,600
$31,000
Full-Time Private School
Full-Time Public School
Full-Time Private School
Full-Time Public School
ED Lending Limit
Cost of attendance gap

Source: *Trends in College Pricing*.© 2011 The College Board,. **www.collegeboard.org**,
U.S. Department of Education 2010

### Total Cost of Education (in billions) 2011/2012 Academic Year



Private Education Loans
$7
Family Contributions
$200
$113
Federal
$116
Grants

Source: U.S. Department of Education, President's 2013 Budget & Company analysis

17

Private Credit Industry Originations

SallieMae SM

2010-11 academic year market share approximately 40%

SLM vs. Industry Originations

(billions)

$21.1

$19.0

$16.0

$13.0

$10.3

$9.4

$7.1 $7.7 $7.7

$6.8

$6.0

$4.8 $4.8 $3.8 $2.3 $2.5

03-04 04-05 05-06 06-07 07-08 08-09 09-10 10-11

SLM Total Market

Private Education Loan originations declined from their peak as a result of an increase in federal student loan limits, an overall increase in the use of federal student loans, an increase in federal grants, and tighter underwriting standards.

Source: Trends in Student Aid.© 2011 The College Board,. www.collegeboard.org, industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.

Credit Quality

SallieMae SM

Loan Losses

SallieMae SM

Charge-Offs (1)

= 0.07%

U.S. Government Guaranteed Loans(2) 78%

Charge-Offs (1)

= 2.45%

Private Education Loans(2) 22%

Total Charge-Offs (1)

= 0.58%

Student Loan Portfolio(2)

All data as of June 30, 2012. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.

Percentages of total student loan portfolio based upon average portfolio balances.

Private Credit Default Performance

SallieMae SM

The probability of default substantially diminishes as the number of payments and years of seasoning increases

Historical Defaults by Months in Repayment

100% 85% 88% 90% 93% 95% 98% 100%

75% 80%

69%

61%

Defaults 51%

50% 38%

Total 21% 16%

of 8% 8% 13% 13% 10% 8% 6% 5% 4% 3% 3% 3% 2% 2% 2%

0%

Percent 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180

Months Since Repayment Begin Date

Defaults Per Months Since Repayment Begin Date Cumulative Defaults

Historical Defaults by Payments Made

100% 81% 85% 88% 91% 93% 95% 96% 97% 98% 99% 99% 100%

69% 76%

Defaults 58% 58%

50%

of Total 11% 7% 5% 4% 3% 3% 2% 2% 1% 1% 1% 1% 0% 1%

0%

Percent 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180

# Payments Made

Defaults Per Payments Made Cumulative Defaults

As of June 30, 2012

SallieMae SM

Private Education Loan Portfolio Performance

Q212 Q112 Q411 Q311 Q211

Charge-offs—Traditional Portfolio (1) 2.5% 2.3% 2.7% 2.9% 2.8%

Charge-offs—Non-Traditional Portfolio (1) 9.8% 10.3% 11.9% 11.5% 12.5%

Charge-offs—Total Portfolio (1) 3.1% 3.0% 3.5% 3.7% 3.7%

90+ Day Delinq as a % of Repay—Traditional Portfolio 3.7% 3.6% 4.0% 4.0% 3.7%

90+ Day Delinq as a % of Repay—Non-Traditional Portfolio 12.6% 12.5% 13.6% 14.3% 13.2%

90+ Day Delinq as a % of Repay—Total Portfolio 4.5% 4.4% 4.9% 5.0% 4.6%

Forb as a % of Forb & Repay—Traditional Portfolio 4.1% 4.1% 4.2% 4.3% 4.5%

Forb as a % of Forb & Repay—Non-Traditional Portfolio 6.4% 6.8% 6.6% 6.7% 7.0%

Forb as a % of Forb & Repay—Total Portfolio 4.3% 4.3% 4.4% 4.5% 4.7%

Allowance as a % of Loans in Repay—Traditional Portfolio 5.7% 5.8% 5.6% 5.7% 5.2%

Allowance as a % of Loans in Repay—Non-Traditional Portfolio 22.5% 22.8% 23.1% 25.4% 24.8%

Allowance as a % of Loans in Repay—Total Portfolio 7.1% 7.2% 7.2% 7.5% 7.1%

(1)	Charge-offs as a percentage of average loans in repayment annualized for the quarters presented

SallieMae

# Private Education Loan Portfolio Performance

| Traditional Loans with a Cosigner | Q212 | Q112 | Q411 | Q311 | Q211 |
|---|---|---|---|---|---|
| Outstanding Balance as a % of Total | 60% | 60% | 59% | 59% | 58% |
| 90+ Delinquency as a % of Repayment | 2.7% | 2.6% | 2.9% | 2.9% | 2.7% |
| Forbearance as a % of Repayment & Forbearance | 3.8% | 3.7% | 3.8% | 3.8% | 4.0% |
| Charge-Offs as a % of Repayment (1) | 1.5% | 1.4% | 1.7% | 1.9% | 1.8% |

| Traditional Loans without a Cosigner | Q212 | Q112 | Q411 | Q311 | Q211 |
|---|---|---|---|---|---|
| Outstanding Balance as a % of Total | 31% | 31% | 32% | 32% | 33% |
| 90+ Delinquency as a % of Repayment | 5.5% | 5.5% | 5.8% | 5.9% | 5.5% |
| Forbearance as a % of Repayment & Forbearance | 4.5% | 4.7% | 4.7% | 4.9% | 5.1% |
| Charge-Offs as a % of Repayment (1) | 4.3% | 3.9% | 4.5% | 4.9% | 4.6% |

| Non-Traditional Loans with a Cosigner | Q212 | Q112 | Q411 | Q311 | Q211 |
|---|---|---|---|---|---|
| Outstanding Balance as a % of Total | 3% | 3% | 3% | 3% | 3% |
| 90+ Delinquency as a % of Repayment | 10.3% | 10.4% | 11.8% | 12.2% | 11.0% |
| Forbearance as a % of Repayment & Forbearance | 7.6% | 8.1% | 7.8% | 7.7% | 8.1% |
| Charge-Offs as a % of Repayment (1) | 6.6% | 7.1% | 7.8% | 8.0% | 8.8% |

| Non-Traditional Loans without a Cosigner | Q212 | Q112 | Q411 | Q311 | Q211 |
|---|---|---|---|---|---|
| Outstanding Balance as a % of Total | 6% | 6% | 7% | 7% | 7% |
| 90+ Delinquency as a % of Repayment | 13.5% | 13.3% | 14.4% | 15.1% | 14.1% |
| Forbearance as a % of Repayment & Forbearance | 5.9% | 6.2% | 6.1% | 6.3% | 6.5% |
| Charge-Offs as a % of Repayment (1) | 11.1% | 11.6% | 13.6% | 12.9% | 14.0% |

(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented

23

Significant Improvement in Portfolio Quality

SallieMae SM

Legacy Loans Entering Repayment(1)

$ Volume in % of Non % of % of For Average

Billions Traditional Cosigned Profit Winning FICO

Actual

2008 $7.4 15% 54% 33% 709

2009 $6.6 13% 56% 27% 711

2010 $5.2 11% 59% 21% 713

2011 $3.5 10% 62% 17% 714

Projected (2)

2012 $1.8 9% 65% 15% 717

2013 $0.5 7% 70% 12% 726

Originations of $3.2 bn in 2009 had an average winning FICO of 745 and 83% were cosigned.

Originations of $2.3 bn in 2010 had an average winning FICO of 739 and 89% were cosigned.

Originations of $2.7 bn in 2011 had an average winning FICO of 748 and 91% were cosigned.

YTD Q2’12originations of $1.5 bn had an average winning FICO of 747 and 86% were cosigned.

(1)	Excludes Smart Option loans.

(2) Projected loans entering repayment does not include new loan originations which are expected to be 100% Traditional loans and have significantly higher FICO scores and cosigners.

Note: Volume for all years is based on outstanding balances.

SallieMae

# Loan Seasoning

**June 30, 2012**

**Traditional Portfolio**

| Loan Status | Monthly Scheduled Payments Due: 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Not Yet in Repayment | | | | | | | | | | | 5,529 | |
| Loans in Forbearance | 717 | 9.3% | 190 | 3.1% | 131 | 2.5% | 66 | 1.8% | 82 | 1.3% | 1,186 | 4.1% |
| Loans in Repayment - Current | 5,881 | 76.0% | 5,504 | 89.2% | 4,799 | 90.6% | 3,344 | 93.0% | 6,141 | 95.1% | 25,669 | 87.7% |
| Loans in Repayment - Delinq 31-60 days | 380 | 4.9% | 173 | 2.8% | 139 | 2.6% | 71 | 2.0% | 99 | 1.5% | 862 | 2.9% |
| Loans in Repayment - Delinq 61-90 days | 240 | 3.1% | 95 | 1.5% | 77 | 1.4% | 39 | 1.1% | 47 | 0.7% | 498 | 1.7% |
| Loans in Repayment - Delinq 90 + days | 521 | 6.7% | 209 | 3.4% | 152 | 2.9% | 75 | 2.1% | 89 | 1.4% | 1,046 | 3.6% |
| Total Loans in Repayment or Forbearance | $ 7,739 | 100% | $ 6,171 | 100% | $ 5,298 | 100% | $ 3,595 | 100% | $ 6,458 | 100% | $ 29,261 | 100% |
| Charge-offs as a % of loans in repayment | 5.1% | | 2.4% | | 1.6% | | 1.3% | | 0.9% | | 2.5% | |

**Non-Traditional Portfolio**

| Loan Status | Monthly Scheduled Payments Due: 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Not Yet in Repayment | | | | | | | | | | | 569 | |
| Loans in Forbearance | 121 | 12.0% | 24 | 4.9% | 16 | 3.8% | 8 | 2.5% | 13 | 2.2% | 182 | 6.4% |
| Loans in Repayment - Current | 525 | 52.0% | 343 | 70.8% | 329 | 77.3% | 277 | 84.1% | 507 | 86.1% | 1,981 | 69.8% |
| Loans in Repayment - Delinq 31-60 days | 98 | 9.7% | 34 | 7.1% | 25 | 5.9% | 16 | 4.6% | 23 | 3.9% | 196 | 6.9% |
| Loans in Repayment - Delinq 61-90 days | 81 | 8.0% | 24 | 4.9% | 16 | 3.8% | 9 | 2.9% | 15 | 2.6% | 145 | 5.1% |
| Loans in Repayment - Delinq 90 + days | 185 | 18.3% | 60 | 12.3% | 39 | 9.2% | 19 | 5.9% | 31 | 5.2% | 334 | 11.8% |
| Total Loans in Repayment or Forbearance | $ 1,010 | 100% | $ 485 | 100% | $ 425 | 100% | $ 329 | 100% | $ 589 | 100% | $ 2,838 | 100% |
| Charge-offs as a % of loans in repayment | 17.8% | | 10.2% | | 5.1% | | 3.5% | | 3.4% | | 9.8% | |

**Total**

| Loan Status | Monthly Scheduled Payments Due: 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Not Yet in Repayment | | | | | | | | | | | 6,098 | |
| Loans in Forbearance | 838 | 9.6% | 214 | 3.2% | 147 | 2.6% | 74 | 1.9% | 95 | 1.3% | 1,368 | 4.3% |
| Loans in Repayment - Current | 6,406 | 73.2% | 5,847 | 87.9% | 5,128 | 89.6% | 3,621 | 92.3% | 6,648 | 94.4% | 27,650 | 86.1% |
| Loans in Repayment - Delinq 31-60 days | 478 | 5.5% | 207 | 3.1% | 164 | 2.9% | 87 | 2.2% | 122 | 1.7% | 1,058 | 3.3% |
| Loans in Repayment - Delinq 61-90 days | 321 | 3.6% | 119 | 1.8% | 93 | 1.6% | 48 | 1.2% | 62 | 0.9% | 643 | 2.0% |
| Loans in Repayment - Delinq 90 + days | 706 | 8.1% | 269 | 4.0% | 191 | 3.3% | 94 | 2.4% | 120 | 1.7% | 1,380 | 4.3% |
| Total Loans in Repayment or Forbearance | $ 8,749 | 100% | $ 6,656 | 100% | $ 5,723 | 100% | $ 3,924 | 100% | $ 7,047 | 100% | $ 32,099 | 100% |
| Charge-offs as a % of loans in repayment | 6.6% | | 2.9% | | 1.9% | | 1.5% | | 1.1% | | 3.1% | |

25

(Dollars in millions)

SallieMae

# Loan Seasoning

**March 31, 2012**
**Traditional Portfolio**

| | Monthly Scheduled Payments Due | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Loan Status** | 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
| Not Yet in Repayment | | | | | | | | | | | 6,268 | |
| Loans in Forbearance | 758 | 9.9% | 174 | 2.8% | 116 | 2.2% | 57 | 1.6% | 74 | 1.2% | 1,178 | 4.1% |
| Loans in Repayment - Current | 5,942 | 77.4% | 5,566 | 90.1% | 4,862 | 91.6% | 3,357 | 93.8% | 5,742 | 95.3% | 25,468 | 88.5% |
| Loans in Repayment - Delinq 31-60 days | 295 | 3.8% | 141 | 2.3% | 115 | 2.2% | 60 | 1.7% | 80 | 1.3% | 690 | 2.4% |
| Loans in Repayment - Delinq 61-90 days | 199 | 2.6% | 87 | 1.4% | 65 | 1.2% | 32 | 0.9% | 41 | 0.7% | 424 | 1.5% |
| Loans in Repayment - Delinq 90 + days | 487 | 6.3% | 207 | 3.4% | 148 | 2.8% | 73 | 2.0% | 89 | 1.5% | 1,003 | 3.5% |
| Total Loans in Repayment or Forbearance | $ 7,681 | 100% | $ 6,175 | 100% | $ 5,306 | 100% | $ 3,579 | 100% | $ 6,026 | 100% | $ 28,767 | 100% |
| Charge-offs as a % of loans in repayment | 4.6% | | 2.0% | | 1.4% | | 1.2% | | 1.0% | | 2.3% | |

**Non-Traditional Portfolio**

| | Monthly Scheduled Payments Due | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Loan Status** | 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
| Not Yet in Repayment | | | | | | | | | | | 649 | |
| Loans in Forbearance | 134 | 12.8% | 24 | 4.7% | 16 | 3.6% | 7 | 2.3% | 12 | 2.1% | 193 | 6.8% |
| Loans in Repayment - Current | 587 | 55.9% | 354 | 72.2% | 342 | 79.3% | 269 | 85.4% | 478 | 86.2% | 2,030 | 71.5% |
| Loans in Repayment - Delinq 31-60 days | 86 | 8.2% | 30 | 6.2% | 21 | 4.9% | 12 | 3.7% | 19 | 3.4% | 168 | 5.9% |
| Loans in Repayment - Delinq 61-90 days | 66 | 6.3% | 20 | 4.1% | 14 | 3.3% | 7 | 2.3% | 13 | 2.3% | 120 | 4.2% |
| Loans in Repayment - Delinq 90 + days | 176 | 16.7% | 63 | 12.8% | 38 | 8.9% | 20 | 6.3% | 33 | 6.0% | 330 | 11.6% |
| Total Loans in Repayment or Forbearance | $ 1,049 | 100% | $ 491 | 100% | $ 431 | 100% | $ 315 | 100% | $ 555 | 100% | $ 2,841 | 100% |
| Charge-offs as a % of loans in repayment | 16.9% | | 10.5% | | 6.8% | | 4.4% | | 4.2% | | 10.3% | |

**Total**

| | Monthly Scheduled Payments Due | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Loan Status** | 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
| Not Yet in Repayment | | | | | | | | | | | 6,917 | |
| Loans in Forbearance | 892 | 10.2% | 198 | 3.0% | 132 | 2.3% | 64 | 1.7% | 86 | 1.3% | 1,372 | 4.3% |
| Loans in Repayment - Current | 6,529 | 74.8% | 5,920 | 88.8% | 5,204 | 90.7% | 3,626 | 93.1% | 6,220 | 94.5% | 27,499 | 87.0% |
| Loans in Repayment - Delinq 31-60 days | 381 | 4.4% | 171 | 2.6% | 136 | 2.4% | 72 | 1.8% | 99 | 1.5% | 859 | 2.7% |
| Loans in Repayment - Delinq 61-90 days | 265 | 3.0% | 107 | 1.6% | 79 | 1.4% | 39 | 1.0% | 54 | 0.8% | 544 | 1.7% |
| Loans in Repayment - Delinq 90 + days | 663 | 7.6% | 270 | 4.0% | 186 | 3.2% | 93 | 2.4% | 122 | 1.9% | 1,334 | 4.2% |
| Total Loans in Repayment or Forbearance | $ 8,730 | 100% | $ 6,666 | 100% | $ 5,737 | 100% | $ 3,894 | 100% | $ 6,581 | 100% | $ 31,608 | 100% |
| Charge-offs as a % of loans in repayment | 6.0% | | 2.7% | | 1.8% | | 1.4% | | 1.3% | | 3.0% | |

26

(Dollars in millions)

SallieMae

# Loan Seasoning

**June 30, 2011**
**Traditional Portfolio**

Monthly Scheduled Payments Due

| Loan Status | 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Not Yet in Repayment | | | | | | | | | | | 6,431 | |
| Loans in Forbearance | 842 | 8.8% | 175 | 2.9% | 103 | 2.5% | 50 | 1.7% | 55 | 1.2% | 1,225 | 4.5% |
| Loans in Repayment - Current | 7,561 | 79.2% | 5,447 | 89.8% | 3,801 | 91.0% | 2,825 | 93.9% | 4,330 | 95.0% | 23,964 | 87.6% |
| Loans in Repayment - Delinq 31-60 days | 378 | 4.0% | 155 | 2.5% | 104 | 2.5% | 52 | 1.7% | 70 | 1.5% | 759 | 2.8% |
| Loans in Repayment - Delinq 61-90 days | 239 | 2.5% | 85 | 1.4% | 53 | 1.3% | 25 | 0.8% | 31 | 0.7% | 433 | 1.6% |
| Loans in Repayment - Delinq 90 + days | 529 | 5.5% | 207 | 3.4% | 116 | 2.8% | 56 | 1.9% | 70 | 1.5% | 978 | 3.6% |
| Total Loans in Repayment or Forbearance | $ 9,549 | 100% | $ 6,069 | 100% | $ 4,177 | 100% | $ 3,008 | 100% | $ 4,556 | 100% | $ 27,359 | 100% |
| Charge-offs as a % of loans in repayment | 4.5% | | 2.7% | | 1.9% | | 1.4% | | 1.1% | | 2.8% | |

**Non-Traditional Portfolio**

Monthly Scheduled Payments Due

| Loan Status | 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Not Yet in Repayment | | | | | | | | | | | 785 | |
| Loans in Forbearance | 148 | 11.9% | 25 | 4.7% | 15 | 3.7% | 7 | 2.5% | 10 | 2.2% | 205 | 7.0% |
| Loans in Repayment - Current | 693 | 55.7% | 397 | 71.2% | 330 | 79.4% | 215 | 82.9% | 395 | 84.3% | 2,030 | 69.0% |
| Loans in Repayment - Delinq 31-60 days | 109 | 8.8% | 37 | 6.6% | 23 | 5.6% | 13 | 5.2% | 22 | 4.7% | 204 | 6.9% |
| Loans in Repayment - Delinq 61-90 days | 88 | 7.1% | 23 | 4.2% | 13 | 3.0% | 7 | 2.7% | 11 | 2.4% | 142 | 4.8% |
| Loans in Repayment - Delinq 90 + days | 206 | 16.5% | 74 | 13.3% | 34 | 8.3% | 17 | 6.7% | 30 | 6.4% | 361 | 12.3% |
| Total Loans in Repayment or Forbearance | $ 1,244 | 100% | $ 556 | 100% | $ 415 | 100% | $ 259 | 100% | $ 468 | 100% | $ 2,942 | 100% |
| Charge-offs as a % of loans in repayment | 18.9% | | 13.1% | | 6.7% | | 5.4% | | 5.0% | | 12.5% | |

**Total**

Monthly Scheduled Payments Due

| Loan Status | 0-12 payments | | 13-24 payments | | 25-36 payments | | 37-48 payments | | More than 48 payments | | Total | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Not Yet in Repayment | | | | | | | | | | | 7,216 | |
| Loans in Forbearance | 990 | 9.2% | 200 | 3.0% | 118 | 2.6% | 57 | 1.8% | 65 | 1.3% | 1,430 | 4.7% |
| Loans in Repayment - Current | 8,254 | 76.5% | 5,844 | 88.2% | 4,131 | 90.0% | 3,040 | 93.1% | 4,725 | 94.0% | 25,994 | 85.8% |
| Loans in Repayment - Delinq 31-60 days | 487 | 4.5% | 192 | 2.9% | 127 | 2.8% | 65 | 2.0% | 92 | 1.8% | 963 | 3.2% |
| Loans in Repayment - Delinq 61-90 days | 327 | 3.0% | 108 | 1.6% | 66 | 1.4% | 32 | 1.0% | 42 | 0.8% | 575 | 1.9% |
| Loans in Repayment - Delinq 90 + days | 735 | 6.8% | 281 | 4.2% | 150 | 3.3% | 73 | 2.2% | 100 | 2.0% | 1,339 | 4.4% |
| Total Loans in Repayment or Forbearance | $ 10,793 | 100% | $ 6,625 | 100% | $ 4,592 | 100% | $ 3,267 | 100% | $ 5,024 | 100% | $ 30,301 | 100% |
| Charge-offs as a % of loans in repayment | 6.2% | | 3.6% | | 2.4% | | 1.7% | | 1.5% | | 3.7% | |

27

(Dollars in millions)

SallieMae SM

Servicing: A Competitive Advantage

SallieMae SM

Business Services Segment —”Core Eaenings” Basis

Revenue of $660 million in the first half of 2012

Approximately 76% of revenue generated by services performed on FFELP Loans

ED servicing and collections businesses will grow organically with increase in federal Direct Lending

Growth in 529 account asset servicing and transaction processing is a key objective

Plan to leverage campus relationships and servicing capabilities to grow Campus Solutions processing business

Business Services Segment Earnings Detail —Core

SallieMae SM

($ millions) Q2 12 Q1 12 Q1 11

Intercompany loan servicing $172 $176 $187

Third-party loan servicing $26 $22 $20

Guarantor servicing $11 $11 $15

Other servicing $21 $27 $22

Contingency revenue $87 $90 $86

Other Business Services revenue $8 $8 $11

Net Income $138 $137 $140

# Operations locations


Cincinnati, OH (GRC)
• Collections
New York State Arcade, Perry, Horseheads
• Collections
Newton, MA
• Upromise
• Business Development
Wilkes-Barre, PA
• Servicing
• Call Center
Moorestown, NJ
• Collections
Newark, DE Headquarters
• Credit &Collections
• Customer Resolution Srvcs
• Servicing
• Fraud
• Business Development
Washington, DC
• Government Relations
Reston, VA
• Finance
• Legal
• Information Technology
Muncie, IN
• Collections
Fishers, IN
•Collections
• Information Technology
• Servicing
• Fulfillment
• Call Center
• Sales
Kansas City, MO
• Upromise
• Campus Solutions
Murray, UT
• Sallie Mae Bank
Corporate Headquarters

31

Funding Diversity and Liquidity

SallieMae SM

2012 Capital Markets Summary

SallieMae SM

Issued $5.6 billion of FFELP ABS

Issued $3.2 billion of Private ABS

Expanded and extended our FFELP ABCP facility to 2015

Issued $1.85 billion of long term unsecured debt

Paid quarterly dividend of $0.125 per common share in both Q1 and Q2

Repurchased 40.5 million shares at an average price of $15.021

1As of June 30, 2012

SallieMae

# Recent SLM FFELP ABS Transactions

| | Non-Consolidation FFELP | Consolidation FFELP | Non-Consolidation FFELP | Non-Consolidation FFELP |
|---|---|---|---|---|
| Issue | $1,252M SLM Trust 2012-5 | $1,536M SLM Trust 2012-4 | $1,252M SLM Trust 2012-3 | $824M SLM Trust 2012-2 |
| Pricing Date | July 10, 2012 | June 6, 2012 | April 24, 2012 | March 6, 2012 |
| Collateral | US Govt. Guaranteed FFELP Stafford and Plus Loans | US Govt. Guaranteed FFELP Consolidation Loans | US Govt. Guaranteed FFELP Stafford and Plus Loans | US Govt. Guaranteed FFELP Stafford and Plus Loans |
| Prepayment Speed (1) | 6% Constant Prepayment Rate | 2% Constant Prepayment Rate | 6% Constant Prepayment Rate | 6% Constant Prepayment Rate |
| Tranching | Moody's / Amt / WAL(1) / Pricing(2)<br>A-1 Aaa $280 1.0 L+20<br>A-2 Aaa $360 3.3 L+35<br>A-3 Aaa $575 7.0 L+80<br>B Aa3 $37 9.0 L+404 | Moody's / Amt / WAL(1) / Pricing(2)<br>A-1 Aaa $1,491 8.2 L+110<br>B A2 $45 17.1 L+100(3) | Moody's / Amt / WAL(1) / Pricing(2)<br>A-1 Aaa $1,215 4.6 L+65<br>B Aa3 $38 9.1 L+397 | Moody's / Amt / WAL(1) / Pricing(2)<br>A-1 Aaa $799 4.7 L+70<br>B Aa1 $25 9.2 L+393 |

(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.
(3) SLM Retained

34

Recent SLM Private ABS Transactions

SallieMae SM

Private Education Loans Private Education Loans Private Education Loans Private Education Loans

Issue $640M SLM Trust 2012-D $1,135M SLM Trust 2012-C $891M SLM Trust 2012-B $547M SLM Trust 2012-A

Pricing July 23, 2012 May 23, 2012 April 4, 2012 February 2, 2012

Date

Collateral Private Education Loans Private Education Loans Private Education Loans Private Education Loans

Prepayment

Speed (1) 4% 4% 4% 4%

Moody’sAmt WAL (1) Pricing(2) Moody’sAmt WAL (1) Pricing(2) Moody’sAmt WAL (1) Pricing(2) Moody’sAmt WAL (1) Pricing(2)

Tranching A-1 Aaa $450 1.7 L+105 A-1 Aaa $781 1.75 L+110 A-1 Aaa $482 1.5 L+110 A-1 Aaa $379 2.0 L+140

A-2 Aaa $190 4.3 s+230 A-2 Aaa $354 4.5 s+235 A-2 Aaa $342 4.2 s+240 A-2 Aaa $168 5.2 s+285

Total $640 2.5 L+169 Total $1,135 2.6 L+177 A-3 Aaa $67 5.7 L+300 Total $547 3.0 L+217

Total $891 2.9 L+212

Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.

Yield on fixed rate tranches were 2.98%, 3.34%, 3.51%, and 3.86% for 2012-D ,2012-C, 2012-B, and 2012-A respectively.

High Percentage of Student Loans Funded to Term

SallieMae SM

$169* Billion Student Loan Portfolio

as of June 30, 2012

Fixed Spread FFELP Consolidation

Liabilities with Term ABS, $77 , 45%

Average Life of 5.2

years, $23 , 14%

ABCP Conduit &

FHLB, $8 , 5%

Straight A Conduit,

$15 , 9%

Private Term ABS,

$19 , 11% FFELP Non-

Consolidation Term

ABS, $27 , 16%

Conservative long-term funding model

Gross loans, Numbers may not add due to rounding.

Unsecured Debt Maturities

SallieMae SM

As of June 30, 2012

(par value, $ in billions)

$10

$5 $4.3

$3.0 $2.8

$2.3 $2.3

$1.5 $1.3

$0.7 $0.2

$0

Note: Does not include Sallie Mae Bank or Subsidiary funding

Unencumbered Assets & Unsecured Debt

SallieMae SM

Unencumbered Assets & Unsecured Debt

($ in billions) 6/30/12 12/31/11 12/31/10 12/31/09

FFELP Stafford and Plus Loans, net $ 1.0 $ 0.8 $ 1.0 $ 1.6

FFELP Consolidation Loans, net 0.4 0.2 0.5 0.5

Private Education Loans, net 10.1 11.0 11.1 12.5

Other Loans 0.2 0.2 0.3 0.4

Available Cash & Investments 4.1 3.9 5.3 8.1

Retained Interests* — — — 1.8

Other Assets 4.4 4.1 4.1 5.2

Total Unencumbered Tangible Assets $ 20.2 $ 20.2 $ 22.3 $ 30.1

Unsecured Debt Outstanding $ 24.6 $ 24.1 $ 26.9 $ 35.1

Net Assets in Secured Financing

Facilities 6/30/12 12/31/11 12/31/10 12/31/09

Off-Balance Sheet ABS (Non-GAAP)* $ — $ — $ — $ 0.6

On-Balance Sheet ABS (GAAP)** 12.8 12.9 13.1 12.7

Total $ 12.8 $ 12.9 $ 13.1 $ 13.3

On 1/1/10, upon adopting ASC 810, the Retained Interests were removed from the consolidated balance sheet and the assets and liabilities of off-balance sheet ABS were consolidated onto the balance sheet.

Amounts include loans, cash, and accrued interest receivable less debt outstanding for all secured borrowing facilities. Amounts reflect the current balance and prior period adjustments made to account for the impact of ASC 815. Further detail of the nature of the adjustment can be found in the 2011 Form 10- K.

Secured Cash Flow

SallieMae SM

$ in Millions YTD 2012 2011 2010 2009

FFELP

Term Securitized

Servicing (Cash Paid) $ 269 $ 563 $ 533 $ 549

Net Residual* (Excess Distributions) 298 715 746 1,435

Other Secured FFELP

Net Cash Flow 440 568 1,465 1,296

Total FFELP $ 1,007 $ 1,846 $ 2,743 $ 3,280

Private Credit

Term Securitized

Servicing (Cash Paid) $ 86 $ 189 $ 179 $ 130

Residual (Excess Distribution) 54 28 8 90

Other Secured Financings

Net Cash Flow 13 2 — 58

Total Private Credit $ 154 $ 219 $ 187 $ 278

Total FFELP and Private Credit $ 1,161 $ 2,065 $ 2,930 $ 3,558

Average Principal Balances YTD 2012 2011 2010 2009

FFELP

Term FFELP $ 105,856 $ 109,509 $ 99,041 $ 102,754

Other Secured FFELP 25,691 29,466 38,767 36,628

Total FFELP $ 131,547 $ 138,975 $ 137,808 $ 139,382

Private Credit

Term PC $ 24,068 $ 25,619 $ 25,854 $ 19,144

Other Secured Financings 2,477 233 — 2,641

Total Private Credit $ 26,545 $ 25,853 $ 25,854 $ 21,785

Total FFELP and Private Credit $ 158,092 $ 164,828 $ 163,661 $ 161,167

Note: Totals may not add due to rounding

Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps

SallieMae

# Projected Cash Flows From FFELP Portfolio*

**($ in Millions)**

| as of 6/30/12 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|---|---|---|
| Projected FFELP Average Balance | $125,371 | $117,614 | $106,851 | $96,279 | $86,628 | $77,195 | $68,398 | $60,122 |
| Projected Excess Spread | $445 | $823 | $757 | $672 | $620 | $557 | $563 | $548 |
| Projected Servicing Revenue | $334 | $627 | $570 | $515 | $460 | $407 | $356 | $308 |
| Projected Total Revenue | $779 | $1,451 | $1,326 | $1,187 | $1,080 | $964 | $919 | $857 |

| | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 | 2026 | 2027 |
|---|---|---|---|---|---|---|---|---|
| Projected FFELP Average Balance | $52,403 | $45,201 | $38,992 | $33,926 | $29,164 | $24,593 | $20,286 | $16,119 |
| Projected Excess Spread | $480 | $423 | $346 | $303 | $272 | $248 | $217 | $187 |
| Projected Servicing Revenue | $264 | $222 | $186 | $161 | $138 | $117 | $97 | $78 |
| Projected Total Revenue | $744 | $645 | $532 | $464 | $411 | $365 | $314 | $265 |

| | 2028 | 2029 | 2030 | 2031 | 2032 | 2033 |
|---|---|---|---|---|---|---|
| Projected FFELP Average Balance | $12,258 | $9,176 | $6,920 | $5,073 | $3,419 | $1,997 |
| Projected Excess Spread | $154 | $124 | $97 | $78 | $56 | $37 |
| Projected Servicing Revenue | $60 | $45 | $34 | $26 | $18 | $11 |
| Projected Total Revenue | $214 | $169 | $131 | $103 | $74 | $48 |

- Total Cash Flows from Projected Excess Spread = $8.0 Billion
- Total Cash Flows from Projected Servicing Revenues = $5.0 Billion

**Assumptions**
No Floor Income, CPR/CDR = Stafford & Plus (5.5%), Consolidation (2.5%)

* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

40

# Sallie Mae Bank

- Bank charter
  - Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
  - Charter granted October 2005

- Current bank activity
  - Originates Sallie Mae's Private Education Loans
  - Funded through affiliate and brokered deposits and a direct retail deposit program launched in February 2010
  - 18.4% Total Risk-based Capital at June 30, 2012
  - Dividend of $220 million paid to SLM Corporation in May 2012

- Deposit taking activities
  - Strong cash position used to fund Private Education Loan originations
  - Deposits totaled $5.2 billion at June 30, 2012
    - $3.0 billion Brokered Deposits
    - $2.2 billion Direct Retail and other affiliate and non-affiliate Deposits
  - Brokered Deposit term portfolio has a weighted average maturity of 17.4 months
  - Total deposits decreased by 17% in 2Q12 due primarily to scheduled maturities in the brokered CD portfolio

41

Sallie Mae Bank Capital & Deposits

SallieMae SM

Bank Deposits ($ millions)

Jun 12 Mar 12 Dec 11 Sep 11 Jun 11 Mar 11

Brokered CDs $2,352 $3,455 $3,734 $3,262 $3,262 $4,177

Brokered Other 685 536 529 519 284 273

Retail Deposits 1,676 1,768 1,589 1,435 1,199 1,222

Other Deposits* 446 462 473 529 436 461

Total Deposits $5,159 $6,221 $6,325 $5,745 $5,181 $6,133

*Primarily affiliate deposit accounts with no stated maturities

Regulatory Capital Ratios

Ratio Jun 12 Mar 12 Dec 11 Sep 11 Jun 11 Mar 11

Tier 1 Leverage 13.8% 14.2% 14.9% 16.4% 15.3% 12.9%

Tier 1 Risk Based 17.3% 16.7% 18.3% 20.3% 23.1% 17.0%

Total Risk Based 18.4% 17.7% 19.5% 21.4% 24.4% 18.3%

Risk-Adjusted Capitalization

SallieMae SM

Strong Capital Position

SallieMae SM

($ in Billions) Q2 12 Q1 12 Q4 11

GAAP Capital $4.9 $5.0 $5.3

Goodwill & Intangibles (0.5) (0.5) (0.5)

Derivative Mark-to-Market 1.1 1.1 1.0

Unamortized Premiums from Floors 0.7 0.7 0.8

Tangible Economic Capital* $6.2 $6.4 $6.5

Private Loan Loss Reserve 2.2 2.2 2.2

Available Risk Capital* $8.4 $8.6 $8.7

Risk Assets (Before Loan Loss Reserves)

Private Credit $38.6 $38.9 $38.5

Other Risk Assets 1.1 1.1 1.1

Total Risk Assets $39.7 $40.0 $39.6

Capital to Risk Assets: 21.2% 21.6% 22.0%

Tangible Economic Capital and -GAAP financial —Available measures. The reconciliation Risk Capital to GAAP capital isare shown on non this slide.

Capital Allocation

SallieMae SM

SLM allocates capital internally based on the risk of the assets it supports

Government

Guaranteed

Loan Assets

Assets 70% of

Assets

Private Cash,

Education Investments,

Loans Other Assets

19% of 11% of

Assets Assets

Capital 12% 0%—15%*

Allocation 0.50%

Based on Risk

*Other Assets includes a small amount of goodwill & intangible assets for which capital is allocated at 100%

FFELP ABS Appendix

SallieMae SM

Federal Student Loan Market

SallieMae SM

Outstanding Government Student Loan Market Distribution FFYE 9/30/2011 ($ in billions)

FFELP owned by ED, $147

FDLP, $256 FFELP Loans, $328

Source: Department of Education Annual Performance and Accountability Reports, FY 2011, Notes to the Principal Financial Statements, Credit Programs note; Federally-owned FFELP is calculated based on receivables in purchase program and participated loans sold to the Department.

1	Student Loan Xpress is a CIT company

Top 10 Holders of FFELP Loans FFYE 9/30/2011 ($ in millions)

Lender Name FY11

SLM CORPORATION $139,540

NELNET $25,169

WELLS FARGO $17,923

BRAZOS GROUP $10,976

JPMORGAN CHASE BANK $9,371

PA HIGHER ED ASST AUTH (PHEAA) $8,172

PNC $7,732

College Loan Corp $7,645

CIT1 $7,396

Goal Financial $6,466

Top 10 Holders $240,390

## SLM FFELP ABS Issue Characteristics

**Typical SLM FFELP ABS Transaction Features**

- Issue size of $0.5B to $1.5B
- Tranches or pass-through denominated in US$
- AAA rated senior tranches make up to 97% of issue structure
- Floating rate tied to 1 mo. LIBOR
- Amortizing tranches with 1 to 15(+) year average lives
- Master servicer is Sallie Mae, Inc.

**Unique Characteristics of FFELP Loan ABS**

- Insurance or guarantee of underlying collateral insulates bondholders from virtually any loss of principal[(1)]
- Formerly a 20% risk-weighted asset, now a <10% risk-weighted under Basel II's IRB methodology
- Offer significantly higher yields than government agency securities with comparable risk profiles
- Short (1-3 yrs), intermediate (3-7 yrs), long (7-10 yrs) and very long (10-15+ yrs) term tranches available at new issue and in secondary

(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

48

SLM Stafford/PLUS ABS Trusts

SallieMae SM

Prepayment Analysis

Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined

Historical SLM Stafford/PLUS ABS CPRs

50%

45%

40%

CPR* 35%

30%

25%

Average 20%

15%

10%

5%

0%

1	2 3 4 5 6 7 8 9 10

50%

45%

40%

35%

CPR* 30%

25%

20%

Average 15%

10%

5%

0%

1	2 3 4 5 6 7 8 9 10

Years Since Inception

2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2007 Trusts 2008 Trusts 2010 Trusts

Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

SLM Consolidation ABS Trusts

SallieMae SM

Prepayment Analysis

CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and reconsolidation of borrowers’ loans

Historical Consolidation ABS CPRs

20%

CPR* 18%

15%

13%

Average 10%

8%

5%

3%

0%

2004 2005 2006 2007 2008 2009 2010 2011 2012

20%

18%

CPR* 15%

13%

10%

Average 8%

5%

3%

0%

1	2 3 4 5 6 7 8 9

Years Since Inception

2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2007 Trusts 2009 Trusts 2011 Trusts

Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS Appendix

SallieMae SM

SLM Private Loan ABS Issuance Profile

Sallie Mae is among largest issuers of ABS globally, having issued close to $250 billion in Private and FFELP ABS transactions to date

Sallie Mae has been the market leader in Private Education Loans since the late ‘80s,

with expected originations of at least $3.2 billion in 2012

Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private

Education Loan ABS

In 2011, Sallie Mae reestablished programmatic issuance of private education student loan ABS

Executed 3 transactions in 2011 totaling $2.1 billion

Executed 4 transactions YTD 2012 totaling $3.2 billion

Recent SLM Private Education Loan ABS Characteristics

SallieMae SM

Recent SLM Private Loan ABS Structures

Issue size of $500M to $1.5B

Triple-A rated senior notes only; no subordinate tranches

20-30% overcollateralization

Multiple tranches with 2, 5, and/or 7 yr average lives

Fixed rate or floating rate tied to 1 month LIBOR

Full-turbo structure

Collateral Characteristics

Collateralized by loans made to students and parents to fund college tuition, room and board

Underwritten using FICO, Custom Scorecard & DTI w/risk-based pricing

70(+)% with co-borrowers, typically a parent Typically non-dischargeable in bankruptcy Serviced exclusively by Sallie Mae

SLM Private Education Loan ABS Summary

SallieMae SM

SLM Private Education Loan ABS Trusts (2009—Present)

Summary Information

09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D

Bond Amount ($mil) 2,593 1,109 1,680 590 1,550 869 1,701 562 825 721 547 891 1,135 640

Initial AAA Enhancement (%) 35% 34% 32% 37% 23% 45% 37% 21% 18% 26% 27% 26% 25% 26%

Loan Program (%)

Signature/Law/MBA/Med 68% 50% 52% — 76% 46% 89% 88% 91% 71% 61% 48% 43% 37%

Smart Option — — — — — — — — — 10% 20% 30% 40% 45%

Consolidation 13% 10% 14% — 1% 8% 11% 0% 0% 7% 6% 9% 5% 5%

Direct to Consumer 19% 40% 34% — 10% 20% — 9% 6% 12% 12% 12% 12% 12%

Career Training — — — 100% 13% 26% — 3% 3% 0% 1% 1% 0% 0%

Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

Loan Status (%)

School, Grace, Deferment 63% 62% 57% 0% 63% 12% 36% 55% 55% 37% 25% 20% 16% 11%

Repayment(1) 34% 35% 40% 98% 32% 85% 60% 43% 43% 60% 73% 78% 81% 87%

Forbearance 3% 3% 3% 2% 5% 3% 3% 2% 3% 2% 2% 2% 3% 2%

Wtd Avg Term to Maturity (Mo.) 209 208 211 141 190 169 194 192 189 182 171 164 151 144

% Loans with Cosigner 63% 63% 64% 70% 72% 65% 62% 72% 75% 71% 75% 77% 79% 80%

% Loans with No Cosigner 37% 37% 36% 30% 28% 35% 38% 28% 25% 29% 25% 23% 21% 20%

Wtd Avg FICO at Origination 728 727 731 747 739 734 727 737 736 733 735 736 737 740

Wtd Avg Recent FICO at Issuance 714 713 714 725 725 732 713 723 722 720 724 726 728 730

WA FICO (Cosigner at Origination) 742 741 744 753 749 744 742 747 745 744 745 745 745 748

WA FICO (Cosigner at Rescored) 733 731 729 734 739 740 733 736 731 734 732 734 735 738

WA FICO (Borrower at Origination) 703 704 707 734 714 712 701 709 710 704 705 705 707 710

WA FICO (Borrower at Rescored) 680 684 686 703 691 716 679 690 695 688 700 700 702 698

Wtd Avg Loan Margin—LIBOR 6.86% 6.88% 6.86% 10.63% 7.44% 8.19% — 7.64% 7.47% 7.83% 8.35% 8.53% 8.81% 8.91%

Wtd Avg Loan Margin—Prime 2.37% 2.77% 2.43% 2.94% 2.94% 2.37% 1.89% 1.83% 2.03% 2.28% 2.37% 2.38% 2.33% 2.07%

Wtd Avg LIBOR Equivalent Margin(2) 5.19% 5.60% 5.23% 6.99% 7.09% 5.26% 4.64% 7.35% 7.17% 6.23% 6.60% 6.86% 7.02% 7.07%

(1) Smart Option loans considered as ‘in repayment’ if borrowers are making either interest payments or principal and interest payments regardless are of making whether the borrower either is otherwise in school, grace, or deferment status.

(2)	Assumes Prime/LIBOR spread of 2.75%.

Constraining rating agency AAA/Aaa gross default stress levels at issuance

SallieMae SM

70.0%

60.0% 56.8% 59.4% 58.0%

54.8% 54.4% 55.7%

52.6% 52.7%

49.8% 48.2% 50.1% 49.3% 50.9% 48.2%

50.0%

Balance 44.4%

40.0% 36.3%

Original 33.9%

of 30.0% 27.6%

25.6%

Percent 20.0%

10.0%

0.0%

06-A 06-B 06-C 07-A 09-A 09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D

Source: Sallie Mae, Moody’s,

SLM Private Education Loan ABS Forbearance

SallieMae SM

Forbearance usage is typically highest when loans enter repayment, and declines as loans season Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’sforbearance strategy

Loans in Forbearance as a Percent of Loans in Repayment and Forbearance All Loans in SLM Trusts by Year of Issuance

25.0%

20.0%

Rpmt+Forb 15.0%

of 10.0%

5.0%

Percent 0.0%

25.0%

20.0%

Rpmt+Forb 15.0%

of 10.0%

Percent 5.0%

0.0%

Quarters Since Inception

2002 2003 2004 2005 2006 2007 2009 2010 2011

SLM Private Education Loan ABS 90+ Day Delinquencies

SallieMae SM

As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance and the current economic environment Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance Because they are paying, fewer delinquent borrowers are expected to default

90+ Day Delinquencies as a Percent of Loans in Repayment All Loans in SLM Trusts by Year of Issuance

All Loans in SLM Trusts by Year of Issuance

8.0%

7.0%

6.0%

Balance 5.0%

4.0%

Rpmt 3.0%

of 2.0%

1.0%

Percent 0.0%

8.0%

7.0%

Balance 6.0%

5.0%

Rpmt 4.0%

of 3.0%

2.0%

Percent 1.0%

0.0%

Quarters Since Inception

2002 2003 2004 2005 2006 2007 2009 2010 2011

Recent Private Education Loan ABS Trust Performance

SallieMae SM

Sallie Mae is currently collecting payments from a much higher percentage of delinquent borrowers than in the past Delinquent borrowers who have made at least one payment during delinquency are far less likely to default

>90 Day Delinquent Borrowers

Trust Loans with a Payment Made in the

Last Month

30%

25%

Payment 20%

Recent 15%

Made 10%

% 5%

0%

7/31/2008/10/31/20081/31/2009/4/30/2009/7/31/2009 10/31/2010 1/31/2010 4/30/2010 7/31/2010 10/31/2010 1/31/2011 4/30/2011 7/31/2011 10/31/2011 1/31/2012 4/30/2012

Default Rate One Year Later

Trust Loans >90 dpd

Payments Made vs No Payments Made

60%

Defaulted 50%

40%

Principal 30%

Delinquent 20%

of 10%

%

0%

Dlq in Jun-10 Dlq in Jun-11

Dflt as of Jun-11 Dflt as of Jun-12

Payments Made No Payments Made

SLM Private Education Loan ABS Annualized Gross Charge-Offs

SallieMae SM

Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment

Annualized Gross Charge-Offs as a Percent of Loans in Repayment

All Loans in SLM Trusts by Year of Issuance

14.0%

12.0%

Rpmt 10.0%

8.0%

of 6.0%

4.0%

Percent 2.0%

0.0%

14.0%

12.0%

Rpmt 10.0% 8.0%

of 6.0%

4.0%

2.0%

Percent 0.0%

Quarters Since Inception

2002 2003 2004 2005 2006 2007 2009 2010 2011

(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

# SLM Private Education Loan Gross Defaults



Actual-to-Date Cumulative Gross Defaults
including Bankruptcy Information
All Trust Loans
Percent of Original Pool Balance
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
10.74%
8.96%
11.91%
9.88%
12.87%
10.79%
13.73%
11.67%
15.31%
12.87%
13.29%
11.28%
16.43%
14.23%
13.07%
11.27%
12.65%
10.85%
14.71%
12.72%
16.33%
14.02%
13.44%
11.08%
6.47%
4.48%
7.73%
5.01%
3.91%
2.78%
3.44%
2.07%
3.41%
2.62%
1.25%
0.82%
1.06%
0.76%
0.40%
0.13%
0.05%
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
Bankruptcy or death - now current or paid off (2)
Bankruptcy or death - other (3)

*As of May 31, 2012*

*For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.*

*(1) Charge-offs per the servicer's portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.*
*(2) Charge-offs due to a borrower's bankruptcy filing for which the loan is now current or paid off.*
*(3) Charge-offs due to a borrower's bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including: bankruptcy stay, deferment, forbearance or delinquency.*

60

Recoveries

SallieMae SM

Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans

While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy

In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts

Loans that defaulted in 1998-2003 had recovery rates of 7 14% five years after default

The 2005 cohort had a recovery rate of 24% six years after default

Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans

In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the 27% life-of loan recovery expectation remains in place

SLM Private Education Loan ABS Trusts Prepayment Analysis

SallieMae SM

Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008.

Historical SLM Private Education Loan ABS CPRs

Historical SLM Private Education Loan ABS CPRs

14

12

Rate

10

Prepayment (CPR) 8

6

Constant 4

2

0

2002-A 2003-A 2003-B 2003-C 2004-A 2004-B 2005-A

2005-B 2006-A 2006-B 2006-C 2007-A 2009-CT 2009-D

2010-A 2010-B 2010-C 2011-A 2011-B 2011-C 2012-A

Nov-02 Feb-03 may-03 aug-03 Nov-03 Feb-04may-04 aug-04 Nov-04Feb-05may-05 aug-05 Nov-05 Feb-06may-06 aug-06 Nov-06 Feb-07may-07 aug-07 Nov-07 Feb-08may-08 aug-08 Nov-08 Feb-09may-09 aug-09 Nov-09 Feb-10 may-10 aug-10 Nov-10 Feb-11 may-11 aug-11 Nov-11 Feb-12may-12

SallieMae

# Cohort Default Triangles

- The following cohort default triangles provide loan performance information for certain Private Education Loans of SLM Corporation and its consolidated subsidiaries that meet such subsidiaries' current securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate[(1)], Direct-to-Consumer ("DTC")[(2)], Career Training[(3)], Private Consolidation Loans and Smart Option (interest only) loans
  - FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application and must be at least:
    - Undergraduate/Graduate at not-for-profit schools: ≥ 640
    - Undergraduate/Graduate at for-profit schools: ≥ 670
    - DTC loans: ≥ 670
    - Career Training loans: ≥ 670
    - Private Consolidation loans: ≥ 640
  - Excludes loans made at selected schools that have historically experienced higher rates of default
- The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

*(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
*(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.*
*(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.*

63

Cohort Default Triangles

SallieMae SM

The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, co-borrower status, and school type

Terms and calculations used in the cohort default triangles are defined below:

Repayment Year The calendar year loans entered repayment

Disbursed Principal Entering Repayment The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization

Years in Repayment Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.

Periodic Defaults Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year

Defaulted principal includes any interest capitalization that occurred prior to default

Defaulted principal is not reduced by any amounts recovered after the loan defaulted

Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest

Total The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Cohort Default Triangles

SallieMae SM

Undergraduate/Graduate(1)

Note: Data as of 6/30/12. (1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2)	Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

Undergraduate/Graduate(1) With Co-signer

Undergraduate/Graduate(1) Without Co-signer

Note: Data as of 6/30/12. (1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2)	Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

Undergraduate/Graduate(1) Non-Profit

Undergraduate/Graduate(1) For-Profit

Note: Data as of 6/30/12. (1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2)	Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

Undergraduate/Graduate(1) Loans, FICO 740-850(2)

Undergraduate/Graduate(1) Loans, FICO 700-739(2)

Note: Data as of 6/30/12. (1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. (3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

Undergraduate/Graduate(1) Loans, FICO 670-699(2)

Undergraduate/Graduate(1) Loans, FICO 640-669(2)

Note: Data as of 6/30/12. (1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. (3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

Private Consolidation Loans With Co-signer

Private Consolidation Loans Without Co-signer

Note: Data as of 6/30/12. (1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

DTC With Co-signer, FICO > 670(1)

DTC Without Co-signer, >670(1)

Note: Data as of 6/30/12. (1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. (2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

SallieMae SM

Career Training Loans, 670+ FICO(1)

Note: Data as of 6/30/12. (1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

(2)	Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.

(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

SLM Appendix

SallieMae SM

GAAP to —”Core Earnings” Reconciliation

SallieMae SM

($ in millions, except per share amounts) Quarters Ended

June 30, 2012 March 31, 2012 June 30, 2011

Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS

GAAP net income (loss) $ 292 $ 0.59 $ 112 $ 0.21 $ (6) $ (0.02)

Adjustments from GAAP to “Core Earnings”

Net impact of derivative accounting (82) 264 414

Net impact of goodwill and acquired intangible assets 5 5 6

Total “Core Earnings” Adjustments before net tax effect (77) 269 420

Net tax effect 28 (97) (154)

Total “Core Earnings” Adjustments (49) 172 266

“Core Earnings” $243 $0.49 $284 $0.55 $260 $0.48

Sallie Mae Investor Relations Website

SallieMae SM

www.salliemae.com/investors

SLM student loan trust data (Debt/asset backed securities SLM Student Loan Trusts)

Static pool information Detailed portfolio stratifications by trust as of the cutoff date

Accrued interest factors

Quarterly distribution factors

Historical trust performance —monthly charge-off, delinquency, loan status, CPR, etc. by trust

Since issued CPR monthly CPR data by trust since issuance

SLM student loan performance by trust Issue details

Current and historical monthly distribution reports

Distribution factors

Current rates

Prospectus for public transactions and Rule 144A transactions are available through underwriters

Additional information (Webcasts and presentations)

Archived and historical webcasts, transcripts and investor presentations